                          DOMINION INSIGHT GROWTH FUND
                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1995


DOMINION INSIGHT GROWTH FUND
A SERIES OF DOMINION FUNDS, INC.
--------------------------------------------------------------------------------
To Our Shareholders:

Clearly, 1995 was a remarkable year for Dominion Insight Growth Fund (DIGF).

With a total return of 64.7%, DIGF was ranked as the #1 growth fund for the year by Lipper Analytical Services as reported in The Wall Street Journal. While our goals for 1996 include above average investment performance, it should be remembered that 1995 was more the exception.

Yet the equity market remains strong as the economy continues its rather slow pace. Earnings surprises and volatility are to be expected, especially with small and mid-cap companies. The market tends to respond dramatically to even slight differences between projected and reported earnings. This emphasizes the need to retain qualified management in directing your portfolio.

John A. Knubel, a founding member of DIGF's Board of Directors, was confirmed by the U.S. Senate as Chief Financial Officer of the Department of Housing and Urban Development. As a result, he was required to resign his position on all outside boards. While we will sincerely miss Mr. Knubel's attendance, he remains a trusted and valuable friend as a shareholder and advisor.

To replace Mr. Knubel, the Board of Directors unanimously elected the Honorable Allen B. Clark to the Board at its quarterly meeting held in January, 1996. Following his graduation, in 1963, from the U.S. Military Academy at West
Point, Mr. Clark served his country as an officer in the U.S. Army.   Later,
Mr. Clark worked for the United States Department of Veterans Affairs as Assistant Secretary for Veterans Liaison and as Director of the National Cemetery System. He also brings extensive experience in managing the affairs of state government and business, and is well qualified to represent shareholders as DIGF continues to manage the capital entrusted to it.

We remain committed to serving you, and anticipate 1996 to be a year of superb performance, expanded services, and shareholder growth.


                                            /s/ DOUGLAS W. POWELL

December 31, 1995                           Douglas W. Powell
                                            Chairman of the Board and CEO

The performance data presented does not reflect the deduction of the sales load and, if reflected, the load would reduce the performance quoted. The performance data presented represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          DOMINION INSIGHT GROWTH FUND
                           INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1995


Common Stocks - 92.92%                                    Shares                       Value
----------------------                                    ------                       -----

Commercial Services -- 3.46%
         Accustaff Inc. (a)                                9,180                     403,920

Computer- Graphics -- 2.84%
         S Three Inc. (a)                                 18,800                     331,350

Computer - Integrated Systems -- 2.95%
         Cognex Corporation (a)                            9,910                     344,372

Computer - Local Network -- 13.39%
         3 Com Corporation (a)                             9,200                     428,950
         Ascend Communications (a)                         9,600                     778,800
         Bay Networks (a)                                  8,625                     354,703

Computer - Memory Devices -- 9.10%
         C-Cube Microsystems, Inc. (a)                    10,860                     678,750
         Veritas Software (a)                             10,100                     383,800

Computer - Mini/Micro -- 2.74%
         Sun Microsystems (a)                              7,010                     319,831

Computer - Peripheral Equipment -- 4.36%
         US Robotics Corporation (a)                       5,800                     508,950

Computer - Software -- 26.19%
         Electronics For Imaging (a)                      10,000                     437,500
         Hummingbird Communications (a)                    7,850                     317,925
         Informix Corporation (a)                         11,200                     336,000
         Macro Media, Inc. (a)                            11,000                     574,750
         McAfee Association (a)                            8,250                     361,969
         PeopleSoft (a)                                    8,920                     383,560
Quarterdeck Office Systems (a)                             9,200                     253,000
         Structured Dynamics Research Corp. (a)           13,200                     391,275




The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND
                           INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1995
                                  (CONTINUED)


Common Stocks, (continued)                                Shares                    Value
--------------------------                                ------                    -----
Electronics - Products - Misc. -- 3.00%
         California Amplifier (a)                         12,330                     348,323

Electronics - Semiconductors -- 2.09%
         DSP Communications, Inc. (a)                      5,570                     242,991

Financial Services - Misc. -- 1.97%
         PMT Services (a)                                  7,580                     229,295

Leisure - Toys/Gamers/Hobbies -- 2.74%
         Ride Inc. (a)                                     9,830                     320,704

Medical - Generic Drugs -- 3.36%
         Watson Pharmaceutical (a)                         8,000                     392,000

Medical - Products -- 3.73%
         Quintiles Transportation (a)                     10,600                     434,600

Telecommunications - Equipment -- 11.00%
         Aspect Telecommunications (a)                     9,430                     315,905
         Pairgain Technologies (a)                         4,320                     236,520
         PictureTel Corporation (a)                        9,200                     396,750
         Stratacom Inc. (a)                                4,530                     332,955
                                                          ------                ------------

         Total Investments in Securities
          (cost $7,167,271)                                                     $ 10,839,448
                                                                                ============


Note:    (a)    Presently not paying dividend income.
                Percentage of investments as shown is the ratio of the total market value to total assets





The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND
                      Statement of Assets and Liabilities
                               December 31, 1995
                                  (unaudited)


   Assets
         Investments in securities, at value-
          identified cost of $7,167,271 (Note 2)         $   10,839,448
         Cash                                                   824,915
         Receivables
            Capital shares sold                                 145,681
            Interest                                              1,250
         Organization costs, net                                 14,305
                                                         --------------
                     TOTAL ASSETS                            11,825,599
                                                         --------------

   Liabilities

         Payables
            Administrative fee                                   12,034
            Investment advisory fee                               9,652
            Distribution to shareholder                              10
                                                         --------------
                     TOTAL LIABILITIES                           21,696
                                                         --------------


   Net Assets                                            $   11,803,903
                                                         ==============


         Shares outstanding                                     744,791

         Net asset value and offering price per share
            Net asset value per share                             15.85
            Offering price per share                              16.43





   The accompanying notes are an integral part of these financial statem

                          DOMINION INSIGHT GROWTH FUND
                            Statement of Operations
                   For The Six Months Ended December 31, 1995
                                  (unaudited)


   Investment income
         Income
            Dividends                                    $          422
            Interest                                              9,754
                                                         --------------
                     Total Investment Income                     10,176
                                                         --------------


         Expenses
            Investment advisory fee (Note 6)                     50,419
            Administrative fee (Note 6)                          63,025
            Amortization                                          4,810
                                                         --------------
                     Total Expenses                             118,254
                                                         --------------
         Net Investment Loss                                   (108,078)
                                                         --------------

   Realized and unrealized gain on investments

         Net realized gain on investments                     1,280,931
         Unrealized appreciation on investments               1,235,432
                                                         --------------
         Net gain on investments                              2,516,363
                                                         --------------
         NET INCREASE IN NET ASSETS FROM OPERATIONS      $    2,408,285
                                                         ==============





   The accompanying notes are an integral part of these financial statem

                          DOMINION INSIGHT GROWTH FUND
                       Statement of Changes in Net Assets
                   For The Six Months Ended December 31, 1995
                                  (unaudited)


   Change in net assets from operations
         Net investment loss                            $   (108,078)
         Net realized gain on investments                  1,280,931
         Change in unrealized appreciation                 1,235,432
                                                        ------------

            Net increase in net assets from
             operations                                    2,408,285

   Capital share transactions (Note 3)                     2,310,306

   Shareholder distributions (Note 4)                     (1,003,826)
                                                        ------------
            Total Increase                                 3,714,765


   Net assets

         Beginning of period                               8,089,138
                                                        ------------
         END OF PERIOD (including undistributed         $ 11,803,903
            investment loss of $489,077)                ============





The accompanying notes are an integral part of these financial statments.

                          DOMINION INSIGHT GROWTH FUND
                              Financial Highlights

                                       Six Months Ended    Year Ended
                                       December 31, 1995  June 30, 1995
                                          (unaudited)
                                            (1)(2)             (2)
                                       -----------------  -------------
Per Share Income and Capital Changes
for a Share Outstanding During the
Period:
   Net asset value, beginning of          $    13.53      $      10.24
                                          ----------      ------------
Income From Investment Operations:

   Net investment loss                         (0.15)            (0.24)

   Net realized and unrealized gains
     (losses) on securities                     3.83              4.33
                                          ----------      ------------
   Total from investment operations             3.68              4.09
                                          ----------      ------------
Less Distributions:

   Dividends from net investment incom             0                 0
   Distributions from net realized gai         (1.36)            (0.80)
   Returns of capital                           0.00                 0
                                          ----------      ------------
   Total distributions                         (1.36)            (0.80)
                                          ----------      ------------

   Net asset value, end of period         $    15.85      $      13.53
                                          ==========      ============
Total return (3) (4)                           34.28%            42.25%
                                          ==========      ============
Ratios to Average Net Assets/Supplemental
Data:

   Net assets, end of period (in          $   11,804      $      8,089

   Ratio of expenses to average net as          1.19%             2.38%

   Ratio of net investment loss to ave          1.08%             2.16%

   Portfolio turnover rate                     73.15%           210.23%

   (1)Other than total return, financial highlights have not been

   (2)Per share information has been calculated using the average

   (3)Sales load is not reflected in total return.

   (4)Total return is annualized, and net of capital gains distri


The accompanying notes are an integral part of these financial statements.

                          DOMINION INSIGHT GROWTH FUND
                         Notes to Financial Statements


Note 1   -       Organization and Nature of Operations

                 Dominion Insight Growth Fund (the "Fund") is a separate series of shares of common stock of Dominion Funds, Inc. (the "Company"). The Company was incorporated in the State of Texas on June 5, 1992. The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund's Registration Statement under the Securities Act of 1933 was October 27, 1992. The primary investment objective of the Fund is capital appreciation. The Company may designate one or more series of common stock. The only series currently designated is the Fund. Each share represents an equal proportionate interest in the assets of the Fund with each other share in such series and no interest in any other series.

Note 2   -       Summary of Significant Accounting Policies

                 Use of Estimates in the Preparation of Finacial Statements

                 The preparation of financial statements in conformity with generally accepted accounting principles requires mangement to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                 Security Valuation

                 Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

                 Security Transactions and Related Investment Income

                 The Company follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized security gains and losses are reported on an identified cost basis.

                          DOMINION INSIGHT GROWTH FUND
                         Notes to Financial Statements


Note 2   -       Summary of Significant Accounting Policies, continued

                 Cash

                 Cash is held in a credit interest account at May Financial Corporation, a member of the Chicago Stock Exchange, Inc., bearing interest at a variable rate. At December 31, 1995, the interest rate was 4.781%.

                 Organization Costs

                 Organization costs have been capitalized and are being amortized on a straight-line basis over a period of five years. If any of the initial shares are redeemed before all the organizational costs have been amortized, the proceeds will be reduced by the redeemed share's pro rata share of the then- unamortized organization costs, in the same proportion as the number of shares redeemed bears to the total number of initial shares outstanding.

                 Income Taxes

                 The Fund intends to qualify, under the Internal Revenue Code, as a regulated investment company and if so qualified, will not have to pay federal income taxes to the extent its taxable net income is distributed. On a calendar year basis, the Fund is subject to a 4% federal excise tax to the extent it does not distribute substantially all of its net investment income and realized gains, if any.

                 Net investment income, net realized gains and the cost of investments in securities may differ for financial statement and tax purposes because of book-to-tax differences. The character of distributions from net investment income or net realized gains may therefore differ form their ultimate characterization for federal income tax purposes. At December 31, 1995, there were no material differences. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                 Income and Capital Gains Distributions

                 It is the policy of the Fund to generally pay annual distributions from net investment income and make distributions of any realized capital gains as required by law. These dividends are recorded on the ex-dividend date, and are reinvested in additional shares of the Fund at net asset value or are payable in cash without any charge to the shareholder.

                          DOMINION INSIGHT GROWTH FUND
                         Notes to Financial Statements


Note 3   -       Capital Share Transactions

                 There were 1,000,000,000 shares of $.001 par value capital stock authorized of which 200,000,000 shares are classified as the Fund's series and the balance is unclassified. As of December 31, 1995, capital paid-in aggregated $8,255,128.

                 Transactions in capital stock for the six months ended December 31, 1995 were as follows:


                                                             Shares               Amount
                                                             ------               ------
                 Shares sold                                140,760          $ 2,181,321
                 Shares issued in reinvestment
                   of dividends                              61,981              987,344
                                                            -------          -----------
                                                            202,741            3,168,665

                 Shares redeemed                             56,007              858,359
                                                            -------          -----------
                 Net increase                               146,734          $ 2,310,306
                                                            =======          ===========

Note 4    -      Distribution To Shareholders

                 On November 09, 1995, a distribution of $1.54 aggregating $1,003,826 was declared from net realized gains from investment transactions. The dividend was paid on November 30, 1995, to all shareholders of record on November 29, 1995.

Note 5   -       Investment Transactions

                 Purchases of investment securities and sales of investment securities (excluding short-term securities) for the six months ended December 31, 1995 were $7,215,628 and $6,784,856, respectively, for common stocks. The cost of securities for federal income taxes is the same as that shown in the schedule of investments. Net gain on investments for the six months ended December 31, 1995, was $2,516,363. All security transactions were in long transactions. As of December 31, 1995, the aggregate gross unrealized appreciation and depreciation of securities was as follows:

                 Unrealized appreciation                                $  3,749,081
                 Unrealized depreciation                                     (76,904)
                                                                        ------------

                    Net unrealized appreciation                         $  3,672,177
                                                                        ============

                          DOMINION INSIGHT GROWTH FUND
                         Notes to Financial Statements



Note 6    -      Investment Advisory Fees and Other Agreements and Transactions
                 with Affiliates

                 The Fund has an Investment Advisory Agreement (the "Advisory Agreement") with Insight Capital Management, Inc. (the "Advisor") to act as its investment advisor. The Advisor also serves as investment advisor to certain private accounts. The Advisor provides the Fund with investment advice and recommendations for the Fund consistent with its investment objective, policies and restrictions, and supervises the purchase and sale of security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. For such services, the Advisor receives an annual fee of 1.0% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

                 The Fund has an Administration Agreement with Dominion Institutional Services Corporation (the "Administrator"). Pursuant to the Administration Agreement, and subject to the authority of the Board of Directors of the Company, the Administrator is responsible for the administration of the Fund and overall management of the Fund's business affairs. The Administrator provides all services required to carry on the Fund's general administrative and corporate affairs.
                 These services include furnishing all executive and managerial personnel, office space and equipment, and providing federal and state regulatory compliance. For its services, the Administrator receives an annual fee of 1.25% of the Fund's average daily net assets, computed daily and paid on a monthly basis.

                 The Fund has entered into a Distribution Agreement with Dominion Capital Corporation (the "Distributor") pursuant to which the Distributor performs services and bears the expenses relating to the offering of Fund shares for sale to the public. As compensation for the services provided and expenses borne by the Distributor, the Fund pays the Distributor the sales charges. Sales charges received by the Distributor for Fund shares sold for the six months ended December 31, 1995 were approximately $37,747.

                 During the six months ended December 31, 1995, all orders for the Fund's portfolio securities transactions were placed through the Distributor, and it is expected that the Advisor will continue to place such orders with the Distributor. Commissions received by the Distributor for executing portfolio transactions for the six months ended December 31, 1995 were approximately $41,997.

                 Certain directors and officers of the Company are also directors, officers, and/or employees of the Administrator and the Distributor.

                                     NOTES
                                     -----

                                     NOTES
                                     -----

                          DOMINION INSIGHT GROWTH FUND
                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1995


                                    Officers
                               Douglas W. Powell
                      Chairman and Chief Executive Officer
                             C. Dewey Elliott, III
                                   President

                                   Directors
                               Douglas W. Powell
                             C. Dewey Elliott, III
                              Robert H. Spiro, Jr.
                              Peter R. Goldschmidt
                                 John A. Knubel

                               Investment Advisor
                        Insight Capital Management, Inc.
                     1656 North California Blvd., Suite 300
                             Walnut Creek, CA 94696

                                 Administrator
                  Dominion Institutional Services Corporation
                           5000 Quorum Dr., Suite 620
                                Dallas, TX 75240

                                  Distributor
                          Dominion Capital Corporation
                           5000 Quorum Dr., Suite 620
                                Dallas, TX 75240

                                   Custodian
                           May Financial Corporation
                          8333 Douglas Ave., Suite 400
                                Dallas, TX 75225

                                 Transfer Agent
                              Fund Services, Inc.
                         1500 Forest Avenue, Suite 111
                               Richmond, VA 23229

                              Independent Auditors
                              Kinder & Wyman, P.C.
                          Certified Public Accountants
                         511 E. John Carpenter Freeway
                                   Suite 200
                                Irving, TX 75062

                                 Legal Counsel
                           Frederick C. Summers, III
                           A Professional Corporation
                              3700 Bank One Center
                                1717 Main Street
                                Dallas, TX 75201

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


DOMINION CAPITAL CORPORATION
5000 Quorum Drive, Suite 620
Dallas, Texas 75240